UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Solicitation Material Under Rule 14a-12

Kindly MD, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

September 17, 2024

Dear KindlyMD Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Kindly MD, Inc. (“KindlyMD” or “KDLY”). The meeting will be held promptly at 8:30 AM (Mountain Time), on November 08, 2024 at the corporate offices of KindlyMD, 5097 South 900 East, Suite 100, Salt Lake City, Utah, 84117.

Please note that attendance at the Annual Meeting will be limited to stockholders as of the record date (or their authorized representatives) and guests of the Company. Proof of ownership can be a copy of the enclosed proxy card. You may wish to refer to page one of this Proxy Statement for information about voting your proxy, including voting at the Annual Meeting.

The only proposals to be considered at the meeting are those described below and in the accompanying document. At the Annual Meeting, we seek the approval of KindlyMD stockholders in re-electing all five directors and ratifying the selection of the same independent accounting firm. KindlyMD has always maintained an open invitation for stockholders to call management directly with questions and/or concerns, AT ANY TIME.

If you will be unable to attend the meeting, please complete your proxy and return it as soon as possible. If you decide later to attend the meeting, you may revoke the proxy and vote in person.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report to the stockholders, the Proxy Statement or the form of proxy) via the Internet at https://investors.kindlymd.com or request a printed set of the proxy materials by contacting our main office at (385)388-8220. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Whether or not you plan to attend the meeting, please vote electronically via the Internet, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the Proxy Statement for more details.

In general, you have several options for obtaining KindlyMD’s public announcements and other disclosures including financial information, such as SEC Forms 10-K and 10-Q. You can be added to the Company email or regular mail lists by requesting so from investors@kindlymd.com with your email or mailing address, by sending an instruction letter to the corporate address or by calling (385-388-8220) with instructions. As an alternative, you can view and print Company financial and other information directly from KindlyMD’s website; https://investors.kindlymd.com.

Thank you for your ownership in KindlyMD!

Sincerely,

/s/ Tim Pickett
Tim Pickett
Chief Executive Officer

KINDLY MD, INC.

5097 South 900 East, Suite 100

Salt Lake City, Utah 84117

(385) 388-8220

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 08, 2024

TO THE STOCKHOLDERS OF KINDLY MD, INC.

The Annual Meeting of Stockholders (the “Annual Meeting”) of KINDLY MD, INC. (the “Company” or “KindlyMD”), will be held on November 08, 2024, at 8:30 am local time, for the following purposes:

(1) To re-elect five directors to serve terms expiring at the 2025 Annual Meeting and until successors are elected and qualified; and

(2) To ratify the selection of Sadler Gibb & Associates as the Company’s independent public accounting firm for the year ending December 31, 2024.

KindlyMD’s Board of Directors recommends a vote “FOR” the re-election of the nominated directors, who are already serving in that capacity and whose backgrounds are described in the accompanying Proxy Statement and “FOR” ratification of Sadler Gibb & Associates.

Only stockholders of record at the close of business on August 6, 2024 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting.

This Proxy Statement and form of proxy are being first furnished to stockholders of the Company on approximately September 27, 2024.

THE VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO SUBMIT ITS PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tim Pickett

Tim Pickett, CEO
Salt Lake City, Utah
Dated: September 17, 2024

PLEASE PROMPTLY FILL IN, SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING.

If your shares are held in the name of a third-party brokerage firm, nominee, or other institution, only that third party can vote your shares. In that case, please promptly contact the third party responsible for your account and give instructions on how your shares should be voted.

KINDLY MD, INC.

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of KINDLY MD, INC. (the “Company” or “KDLY”) in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 08, 2024 at 8:30 am local time, and any postponement or adjournment(s) thereof. The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If the enclosed proxy is signed and timely returned without specific instructions, it will be voted at the Annual Meeting:

(1) FOR the election of Timothy Pickett, Adam Cox, Amy Powell, Christian Robinson and Gary Seelhorst as directors;

(2) FOR the ratification of Sadler, Gibb & Associates as the Company’s independent registered public accounting firm; and

The Board of Directors has approved proposals 1 and 2 and recommends that the stockholders vote in favor of those proposals. Proxies solicited by the Company will be voted FOR proposals 1 and 2 unless a vote against, or an abstention from, one or more of the proposals is specifically indicated on the proxy.

A proxy for the Annual Meeting is enclosed. It is important that each stockholder complete, sign, date and return the enclosed proxy promptly, whether or not she/he plans to attend the Annual Meeting. Any stockholder who executes and delivers a proxy has the right to revoke it at any time prior to its exercise by providing the Secretary of the Company with an instrument revoking the proxy or by providing the Secretary of the Company with a duly executed proxy bearing a later date. In addition, a stockholder may revoke her/his proxy by attending the Annual Meeting and electing to vote in person.

Proxies are being solicited by the Company. All costs and expenses incurred in connection with the solicitation will be paid by the Company. Proxies are being solicited by mail, but in certain circumstances, officers and directors of the Company may make further solicitation in person, by telephone, email, facsimile transmission or overnight courier.

Only holders of the 5,947,169 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) issued and outstanding as of the close of business on August 6, 2024 (the “Record Date”), will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Holders of at least a majority of the 5,947,169 shares of Common Stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

All properly executed and returned proxies, as well as shares represented in person at the meeting, will be counted for purposes of determining if a quorum is present, whether or not the proxies are instructed to abstain from voting or consist of broker non-votes. Under the Utah Revised Business Corporation Act, matters other than the election of directors and certain specified extraordinary matters are approved if the number of votes cast FOR exceed the number of votes cast AGAINST. Directors are elected by a plurality of the votes cast. Abstentions and broker non-votes are not counted for purposes of determining whether a matter has been approved or a director has been elected.

Executive officers and directors controlling an aggregate of 2,986,549 shares, or approximately 50.2% of the issued and outstanding stock have indicated their intent to vote in favor of proposals 1 and 2.

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DEFINITIONS

Unless the context specifically requires otherwise, references to the “Company,” “we,” “us,” our,” “Kindly” and “KindlyMD” refer specifically to Kindly MD, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Code” means the Internal Revenue Code of 1986, as amended from time to time;
●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and
●	“Securities Act” refers to the Securities Act of 1933, as amended.

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors (the “Board of Directors”) is soliciting proxies for 2024 annual meeting of stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

QUESTIONS AND ANSWERS

General Questions and Answers

Q:	Who can vote at the meeting?

A:	The Board of Directors set August 6, 2024, as the record date for the meeting. You can attend and vote at the meeting if you were a holder of our common stock at the close of business on the record date. On the record date, there were 5,947,169 shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding, voting in aggregate 5,947,169 total voting shares at the meeting.

Q:	What Proposals will be voted on at the meeting?

A:	Two Proposals are scheduled to be voted upon at the meeting:

·	The election of directors.

·	To ratify the appointment of Sadler Gibb & Associates as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

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Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about September 27, we are sending the Notice to our stockholders of record and beneficial owners. All stockholders will have the ability, beginning on or about September 27, to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, provided, however, that only one annual report or proxy statement will be delivered to multiple security holders sharing an address.

Q:	Can I vote my shares by filling out and returning the Notice?

A:	No. The Notice identifies the items to be voted on at the meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote via the Internet or by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

·	View our proxy materials for the meeting on the Internet; and

·	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How do I cast my vote?

A:

Stockholders whose shares are registered in their own names may vote at the in-person meeting or by proxy. \ Proxies may be submitted over the Internet or by mail, with instructions describe more fully on the proxy card provided to you.

	·	If you received a paper copy of your proxy materials, please MARK, SIGN, DATE AND RETURN your proxy card in the postage-paid envelope. If you are voting by the Internet, have the control number from your proxy card ready, and please do not mail your proxy card.

Proxies submitted over the Internet must be received by 11:59 p.m. Eastern Time, on November 07, 2024. Submitting a proxy authorizes the persons appointed as proxies to vote your shares at the Annual Meeting in the manner that you have indicated. The persons named in the form of proxy (Tim Pickett) have advised that they will vote all shares represented by proxy unless authority to so vote is withheld by the stockholder granting the proxy. If your proxy does not indicate your vote, the persons named in the proxy will vote your shares “FOR” each of the nominees to our Board of Directors, and “FOR” the ratification of the appointment of Sadler Gibbs & Associates as our independent registered public accounting firm for the fiscal year ending December 31, 2024 If any other matters properly come before the meeting, your shares will be voted in accordance with the discretion of the persons named in the proxy.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet. If Internet voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

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In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, but not the election of directors or the non-binding advisory vote to approve executive compensation (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following each Proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	Can I revoke or change my proxy?

A:	Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet, or by delivering written notice of revocation of your proxy to our Secretary (the “Secretary”) at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:	How does the Board of Directors recommend I vote on the Proposals?

A:	The Board of Directors recommends you vote “FOR” each of the nominees to our Board of Directors; “FOR” the ratification of the appointment of SADLER GIBBS & ASSOCIATES as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Q:	Who will count the vote?

A:	The inspector of election will count the vote.
Q:	What is a “quorum?”

A:	A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding voting shares as of the record date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes also count toward the quorum. An abstention will have the same practical effect as a vote against the ratification of the appointment of our independent registered public accounting firm, the approval of the compensation of our named executive officers (which is non-binding), and the Proposal to approve the adjournment of the meeting, if necessary. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 - Election of directors.	The five nominees for election as directors at the Annual Meeting who receive the greatest number of “FOR” votes cast by the stockholders, a plurality, will be elected as our directors.
Proposal 2 - Ratification of appointment of independent registered public accounting firm.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Q:	What does it mean if I get more than one Notice ?

A:	Your shares are probably registered in more than one account. Please provide voting instructions for all Notices, proxy and voting instruction cards you receive.

Q:	How many votes can I cast?

A:	Holders of our common stock receive one vote for each share of common stock which they hold as of the Record Date.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final results will be published in a current report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

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PROPOSAL NO. 1. ELECTION OF DIRECTORS

General

The Company’s Articles of Incorporation provide for the election of all directors for a one-year term and that all directors hold office until their successors are duly elected and qualified at the following annual shareholder meeting. The Board of Directors has nominated Mr. Timothy Pickett, Mr. Adam Cox, Dr. Amy Powell, Mr. Christian Robinson and Mr. Gary Seelhorst for re-election as directors, for a one-year term expiring at the 2025 Annual Meeting. The seats up for election are uncontested, i.e. no other nominees have been submitted. Under KDLY’s Bylaws, the nominees will be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Since there are no other nominees, as a practical matter, one FOR vote will elect the director.

It is intended that votes will be cast, pursuant to authority granted by the enclosed proxy, for the election of the nominees named above as directors of the Company, except as otherwise specified in the proxy. In the event the nominees shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such other persons as may be designated by the Board of Directors. The officers of the Company are elected to serve at the pleasure of the Board of Directors. The information concerning the nominees and other directors and their security holdings has been furnished by them to the Company.

Directors and Nominee

The Board of Directors’ nominee for election as directors of the Company at the Annual Meeting are Mr. Timothy Pickett, Mr. Adam Cox, Dr. Amy Powell, Mr. Christian Robinson and Mr. Gary Seelhorst None of the directors has served on the board of another public company during the past five years. None of the directors has been a party in a legal proceeding during the past ten years related to securities, financial institutions or fraud in connection with any business entity or agency or organization, as defined in the Exchange Act that has disciplinary authority over its members. Background information appears below with respect to the directors standing for re-election to the Board.

Tim Pickett

Tim Pickett, MPAS-C, age 46, is the founder and CEO since the Company was founded in 2019. He graduated from the University of Utah with a Master’s Degree in Physician Assistant Studies (2014). He previously worked in General Surgery, Trauma, and Emergency Medicine for Steward Medical Group’s Physician Group of Utah from 2014 to October, 2020. His experience in surgery and critical care shaped his view of the opioid crisis. His role at PGU included extensive outpatient clinic, surgical first assist, and critical care at the bedside. He lobbies governments for improved legislation for non-opioid medicine access and is an advocate for the practical use of safe, evidence-based alternatives, in medical treatment. He was voted Utah’s best Medical Cannabis Doctor in 2020 and 2021, respectively. His visionary leadership and focus are the main driving factors for KindlyMD’s success.

Adam Cox

Adam Cox, age 47, is an experienced businessperson, entrepreneur, and inspiring leader. After more than a decade in corporate healthcare, he joined KindlyMD in 2022. He was appointed COO on October 6 to pursue a solution to the opioid epidemic through data analytics and optimum operational management. Adam’s notable business ventures include working in the healthcare sector since 2011 transitioning healthcare entities from paper charting to electronic records under the CMS mandate for Meaningful Use. Adam began working for Physician Group of Utah in 2012 and quickly moved up the ranks to join its parent company, IASIS Healthcare. In 2016, as the Corporate Manager of Electronic Health Record Implementation at IASIS Healthcare, he pioneered several streamlining initiatives in healthcare data analytics, training, and management in Utah that were then implemented nationwide as enterprise level solutions. Following the success of his position and the acquisition of IASIS by Steward Healthcare in 2017, Mr. Cox moved on to guide nationwide hospital and clinical acquisitions as an Acquisitions Analyst with the Information Systems (IS) arm of Corporate Operations. Mr. Cox established himself as Steward Healthcare’s go-to expert for many critical ambulatory operations, often traveling nationwide to evaluate, troubleshoot, and stabilize IS and acquisition related issues in various markets. His tenured and diverse skill sets along with his proven trustworthiness rendered him as the primary, and often solitary, internal resource capable of resolving complex issues that couldn’t be managed remotely, ensuring the steady functionality and success of Steward Healthcare’s ambulatory operations. By 2019, the national evaluation, interoperability, integration, implementation, and standardization of all clinical IS operations for acquisition and expansion by Steward Healthcare fell to Mr. Cox and his specialized team.

Amy Powell

Amy Powell, MD, FACP, FAMSSM, age 50, is currently a Professor (Clinical) in the Department of Orthopaedics at the University of Utah, where she has cared for intercollegiate athletes alongside active people across the lifespan for 20 years. She graduated from the University of Washington with a Medical Doctorate (1999) and completed fellowship training in sports medicine (internal medicine) at the Cleveland Clinic Foundation in 2003. We believe her extensive experience with multimodal pain management (medications, physical therapy, injections, and mental coaching for wellness) for acute and chronic injury management and her experience in medical research and education will greatly benefit patients served by KindlyMD and qualifies her to serve on the Board. Dr. Powell brings vital clinical and research acumen which is crucial to enhancing and validating KindlyMD’s pain management approaches, specifically given the blend of multimodal pain management methods the company uses. Her 20 years of experience in caring for athletes and active individuals aligns with the company’s mission to reduce opioid usage while successfully treating patients, utilizing both her practical and theoretical insights in pain management. Her role in medical education can further bolster KindlyMD’s research, clinical protocols, and patient education strategies in creating evidence-based guidelines and therapies.

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Christian Robinson

Christian Robinson, CPA, age 55, is currently the Corporate Controller at Pave America. Prior to that he was the Chief Financial Officer of the Zion Pharmaceuticals, LLC and Intrepid Biosciences, LLC group of companies (2021 – 2023). He Graduated with a BBA in Accounting in 1996 from the University of Texas at Arlington and has been a licensed CPA for over 25 years. Christian started his career by working as an auditor for Deloitte from 1996 until 1999 and then worked at Ernst & Young from 1999 to 2003. After leaving public accounting, Christian has worked in variety of accounting and finance positions for companies in the transportation, nutraceuticals, nuclear waste and medical cannabis industries, including a small startup industrial hemp extraction company (2019 – 2021) and as a self-employed financial consultant (2016 – 2019). Mr. Robinson worked for Energy Solutions, Inc. as the Corporate Controller and Chief Accounting Officer (1996 – 2016) where he helped take the company public in 2007, ensured Sarbanes-Oxley (SOX) compliance, and managed all SEC financial reporting and compliance matters. Given KindlyMD’s diversified services and data management, we believe Christian’s vast experience in managing finances, ensuring compliance (such as with SOX), and overseeing SEC reporting qualifies Christian to serve on our Board and is pivotal for financial stability and regulatory adherence. His experience with startups, particularly in the medical cannabis industry, resonates with KindlyMD’s approach to alternative treatments and may offer valuable insights into both strategic financial planning and industry-specific nuances. Ensuring that KindlyMD adheres to financial regulations and maintains transparent communication with investors and stakeholders will be crucial, especially in light of the company’s collection and management of sensitive patient data and its varied revenue streams (subscription, fee-for-service, etc).

Gary Seelhorst

Gary Seelhorst, MS, MBA, age 53, most recently worked as Senior VP of National Compliance & Governmental Affairs at Justice Grown from 2018, and currently consults with several multi-state cannabis operators in 10 different states as a compliance and business strategist. His 25-year background in Pharmaceuticals and Healthcare brings scientific rigor to KindlyMD. Gary previously worked with Clinics and Surgery Centers with Imprimis/Harrow Health as a VP of Business Development during the company’s biggest growth phase (2013-2017). His experience also includes lengthy stints at both Eli Lilly as a medical writer (1996-1998) and Pfizer as a Manager of Clinical Development (1998- 2003) and as Director of Corporate Development (2003-2006) as well as several start-ups developing corporate and expansion strategies. He has a BS/BA from UC San Diego in Biochemistry/Psychology (1994), an MS in Clinical Physiology from Indiana University (1993), and an MBA with an emphasis in finance from the University of Michigan (2004). We believe Gary’s 25-year background in Pharmaceuticals and Healthcare is invaluable for navigating the pharmaceutical landscape, especially regarding non-opioid alternatives qualifies him to serve on our Board. His business development role during the growth phase at Imprimis/Harrow Health, and his MBA with a focus on finance, could be crucial in aiding KindlyMD to strategically navigate its expansion strategies and potentially increase its service portfolio or market share. His varied roles in both clinical and corporate development offer a balanced perspective that is particularly useful in ensuring that KindlyMD’s clinical and corporate strategies are aligned, sustainable, and optimized for both patient outcomes and business growth.

Code of Ethics

The Company has adopted a Code of Ethics specifically for its Board of Directors. The Company also has a Code of Conduct that applies to all its employees, including its named executive officers, principal financial officer and Board of Directors. The Code of Ethics and Code of Conduct are available on the Company’s website, https://investors.kindlymd.com /.

Board Diversity

The Company is committed to a diverse, inclusive and equitable environment where all board members feel respected and valued regardless of gender, age, race, ethnicity, national origin, sexual orientation or identity, disability, education or any other bias.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN PERSONS

The following table furnishes information concerning the ownership of the Company’s Common Stock as of August 6, 2024, by the directors, the executive officers named in the compensation tables on page 5, all directors and executive officers as a group, and those known by the Company to own beneficially more than 5% of the Company’s outstanding Common Stock as of August 6, 2024.

Name	Nature of Ownership	Number of Shares Owned	Percent
Principal Stockholders
Gus Doodle LLC	Direct	350,000	5.9%
Sally Alicia LLC	Direct	350,000	5.9%

Directors and Executive Officers
Tim Pickett, Chief Executive Officer and Director	Direct	2,906,873	49.1%
	Options	14,000
	Total	2,920,873
Adam Cox, Chief Operations Officer and Director	Direct	63,834	1.1%
Jared Barrera, Chief Financial Officer	Direct	15,842	0.4%
	Options	5,000
	Total	20,842
Christian Robertson, Director(1)(2)(3)	Direct	0	0%
Amy Powell, Director(1)(2)(3)	Direct	0	0%
Gary Seelhorst, Director(1)(2)(3)	Direct	0	0%
All executive officers and directors as a group (6 persons)	Direct	2,986,549	50.2%
	Options	19,000	0.3%
	Total	3,005,549	50.5%

(1)	Audit Committee member
(2)	Governance and Nominating Committee member
(3)	Compensation Committee member

In the previous table, shares owned directly by directors and executive officers are owned beneficially and of record, and such record stockholder has sole voting, investment and dispositive power. Calculations of percentage of shares outstanding assumes the exercise of vested options to which the percentage relates. Percentages calculated for totals assume the exercise of vested options comprising such totals.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, with one exception, all Section 16(a) requirements applicable to persons who were officers, directors and greater than 10% stockholders during the preceding fiscal year were complied with.

EXECUTIVE OFFICER COMPENSATION

The following table sets forth, for the last two fiscal years, compensation received by the Company’s executive officers.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	All Other Compensation		Total
		($)	($)	($)	($)		($)
Timothy Pickett, CEO (a)	2023	127,500	-	76,010	161,013	(b)	364,523
	2022	139,092	-	161,700	132,624	(b)	439,763

Adam Cox, COO (c)	2023	119,994	-	133,250	-		253,244
	2022	101,753	-	161,663	-		263,416

Jared Barrera, CFO (d)	2023	119,154	-	26,990	-		146,144
	2022	30,050	-	46,200	-		76,250

(a) Mr. Pickett was Appointed as CEO on December 19, 2019.

(b) The amount included in “All Other Compensation” consists of related party compensation paid to Wade Rivers, LLC, an entity that is beneficially owned by The Wade Rivers Trust, for which Mr. Pickett and his spouse serve as trustees. In 2022, Wade Rivers, LLC was paid $132,624 in total other compensation through a Consulting Agreement this amount includes $58,480 in stock awards. In 2023, Wade Rivers, LLC received $161,013 in other compensation from the Company consisting of $34,617 in interest on a related party note and $126,396 for consulting services, of which $99,912 in stock awards.

(c) Mr. Cox was appointed as the COO of the Company on October 6, 2022. Prior to his appointment, Mr. Cox served as a consultant for KindlyMD from May 1, 2022 to October 6, 2022. The amounts included in this table include all amounts earned by Mr. Cox in 2022 for both roles in which he served.

(d) Mr. Barrera was appointed as the CFO of the Company on September 28, 2022.

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2023 Grants of Equity Incentive Plan-Based Awards

The Company’s only equity incentive plan is its 2022 Equity Incentive Plan, under which 3000 option shares were awarded in 2023 to 1 individual.

Employment Agreements, Termination of Employment, and Change in Control.

Tim Pickett

The Company entered into a three-year employment agreement with Tim Pickett, CEO, effective September 1, 2023. The agreement also provides that the executive will continue as a director. The agreement provides for an initial term, commencing on the effective date of the agreement and ending on August 30, 2026, and continuing on a year-to-year basis thereafter unless terminated by either party on not less than 60 days’ notice given prior to the expiration of the initial term or any one-year extension. For his services to the Company during the term of the agreement, Mr. Pickett receives and annual salary of $150,000 per annum, commencing on the effective date of the agreement and increasing to $265,000 per annum in the month in which the Company shall have received not less than $3,000,000 from one or more public or private financings of the Company’s equity securities subsequent to the date of the agreement.

On October 10, 2022, Mr. Pickett received issuance of restricted shares of Company stock in the amount of 35,000 shares. On June 30 and December 31, 2023, Mr. Pickett received issuance of shares of restricted Company stock in the amount of 12,842 and 4,545 shares, respectively.

Wade Rivers, LLC

The Company entered into a consulting agreement with Wade Rivers, LLC a WY Limited Liability Company on January 1, 2021. The agreement provides for a continuous term unless terminated by either party on not less than 30 days’ notice given. In 2023, Wade Rivers, LLC received $161,013 in other compensation from the Company consisting of $34,618 in interest on a related party note and $126,395 for business development consulting services, of which $99,912 was stock awards.

Adam Cox

The Company entered into a two-year employment agreement with Adam Cox, COO, effective September 16, 2023. The agreement provides for an initial term, commencing on the effective date and ending on September 15, 2025, and continuing a year-to-year basis thereafter unless terminated by either party on not less than 60 days’ notice given prior to the expiration of the initial term or any on-year extension. For his services to the Company during the term of the agreement, Mr. Cox receives and annual salary of $138,000 per annum and increasing to $225,000 per annum in the month in which the Company shall have listed on the Nasdaq public market subsequent to the date of the agreement.

On August 17 and October 10, 2022, Mr. Cox received issuance of shares of restricted Company stock, in the amounts of 20,000, and 14,992, respectively. On June 30, 2023, Mr. Cox received issuance of shares of restricted Company stock in the amount of 10,842 shares. On September 14, 2023, Mr. Cox received issuance of shares of restricted Company stock in the amount of 18,000 shares.

Jared Barrera

The Company entered into a two-year employment agreement with Jared Barrera, CFO, effective September 16, 2023. The agreement provides for an initial term, commencing on the effective date and ending on September 15, 2025, and continuing a year-to-year basis thereafter unless terminated by either party on not less than 60 days’ notice given prior to the expiration of the initial term or any on-year extension. For his services to the Company during the term of the agreement, Mr. Barrera receives and annual salary of $130,000 per annum and increasing to $215,000 per annum in the month in which the Company shall have listed on the Nasdaq public market subsequent to the date of the agreement.

On October 10, 2022, Mr. Barrera received issuance of shares of restricted Company stock, in the amount of 10,000 shares. On June 30, 2023, Mr. Barrera received issuance of shares of restricted Company stock in the amount of 842 shares. On September 14, 2023, Mr. Barrera received issuance of shares of restricted Company stock in the amount of 5,000 shares.The Company has entered into other employment agreements with several of its non-executive employees. Some of these agreements require the annual issuance of restricted common stock shares as part of the employees’ compensation.

Outstanding Equity Awards

There were no equity awards made to any named executive officer that were outstanding at December 31, 2023.

2023 Option Exercises

No option shares were exercised in 2023.

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2023 Pension Benefits

The Company does not provide a defined benefit pension plan to any employee.

2023 Nonqualified Deferred Compensation

The Company does not provide nonqualified deferred compensation to any employee.

2023 Outside Director Compensation

No separate directors’ fees were paid in 2023 because only Tim Pickett and Adam Cox served as directors at that time, and because they were also an employee of the Company, they did not receive a separate directors’ fee.

On May 31, 2024, three independent directors were appointed to the Company’s Board of Directors, and each outside director entered into an Independent Director Agreement with the Company.

In 2024 and 2025, the compensation for each outside independent director will be as follows:

Director Compensation	2024	2025
Cash payments	$12,000	$12,000
Stock Grant shares	12,000	12,000
Option Share Grants	12,000	12,000

CEO PAY RATIO DISCLOSURE

The median annual total compensation of all employees of the Company in 2023, other than Mr. Pickett, was approximately $61,856. Mr. Pickett’s total annual compensation in 2023 was $364,523. The ratio of these two amounts is 1:6.

To identify the median employee, KDLY compared annual pay, as of December 31, 2023, for all of its full-time employees excluding the CEO. A full-time employee is defined as an employee who worked at least 1560 hours in 2023. The median annual pay was identified and that employee’s total annual compensation in 2023 was subsequently calculated using the same methodology as that used for calculating Mr. Pickett’s compensation as shown in the 2023 Summary Compensation table.

DISCLOSURE RESPECTING THE COMPANY’S EQUITY COMPENSATION PLANS

The following table summarizes, as of the end of the most recent fiscal year, compensation plans, including individual compensation arrangements, under which equity securities of the Company are authorized for issuance, aggregated for all compensation plans previously approved by stockholders and for all plans not previously approved by stockholders:

Plan Category	Number of Securities To Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)

2022 Equity Incentive Plan approved by security holders	3,000	$7.00	794,603

Equity compensation plans not approved by security holders	0	-	0

Total	3,000	$7.00	794,603

Additional disclosure regarding dilution from equity awards:

As of June 30, 2024, the Company has issued no outstanding securities awards under Equity Compensation Plans.

9

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC rules require us to disclose any transaction since the beginning of our last fiscal year and for the two fiscal years preceding our last fiscal year, or any currently proposed transaction in which we are a participant in which the amount involved exceeded or will exceed $120,000 and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our Common Stock, or an immediate family member of any of those persons.

The Company has transactions with related parties, including officers, directors, and their affiliates. The transactions are conducted in the ordinary course of business and are generally on terms no less favorable than those available to unrelated third parties.

On April 15, 2023, the Company entered into a long-term unsecured note payable with Wade Rivers, LLC, an entity that is beneficially owned by The Wade Rivers Trust, for which Mr. Pickett and his spouse serve as trustees, for $332,545. This transaction extinguished the existing note payable with a balance of $82,545 and provided the Company with an additional $250,000 in operating capital. The note carried an interest rate of 14.9% per annum, with a maturity date of December 22, 2024. On September 7, 2023, the note was amended to include an additional $17,000; no other terms were modified. On December 31, 2023, the note was fully forgiven by Wade Rivers, LLC, resulting in an increase of $300,000 to additional paid-in capital.

The Company reimburses officers and directors for reasonable and necessary expenses incurred in the course of performing their duties for the Company. The Company also provides certain officers and directors with health insurance, retirement benefits, and other fringe benefits.

BOARD OF DIRECTORS AND BOARD COMMITTEE REPORTS

Director Independence

KindlyMD’s Board of Directors has determined that all three outside directors constituting 60% of its Board of Directors are independent, as that term is defined in Nasdaq Stock Market Rule 5605(a)(2), which satisfies the independence requirement of Nasdaq Stock Market Rule 5605(b)(1). The Board of Directors was not aware of any transactions, relationships or arrangements to be considered in determining that Dr. Powell, Mr. Robinson and Mr. Seelhorst were independent under the Nasdaq Stock Market Rules.

Board Leadership

The roles of CEO and Chairman are held by Tim Pickett. Because of Mr. Pickett’s training and experience in the organization of functions of a Board of Directors, his successful tenure on the board since 2019 and the small size of the Company’s board membership, the Board of Directors believes this structure is most appropriate at this time.

Risk Oversight

The Board of Directors takes a key role in overseeing the Company’s risks. The board receives frequent timely reports of the Company’s financial performance, changes in and composition of balance sheet accounts, quality assurance program effectiveness, product liability risks and status of relationships with all business constituencies including customers, employees, suppliers and government entities. The board reviews and authorizes all material contracts in which the Company enters, including banking relationships. The Governance and Nominating Committee receives regular reports on KindlyMD’s compliance with securities laws and communications with the SEC and stockholders. The Audit Committee has established an independent whistleblower hot line to encourage early and anonymous reporting of accounting irregularities or other violations of KindlyMD’s codes of ethics directly to the Audit Committee Chairman. The Board of Directors routinely reviews litigation threats, regulatory compliance, product/market strategies and operational activities of the Company.

Board Committees and Meetings

The Board of Directors held no formal meetings during 2023, and three meetings to date in 2024. The independent directors also met informally with the CEO during the year. All of the directors attended all applicable meetings during their respective incumbencies.

The Company has Audit, Governance and Nominating, and Compensation Committees. The current members of the Company’s committees are identified in the preceding Security Ownership table. The written committee charters, composition, schedule of meetings and attendance are available for public review at https://investors.kindlymd.com/governance-documents.

The Audit Committee formally met once to date in 2024 to review the quarterly financial reports, periodic independent accounting reviews and financial and internal control audits by KindlyMD’s independent audit firms. The Audit Committee selects the Company’s independent accountants, approves the scope of audit and related fees and reviews financial reports, audit results, internal accounting procedures, internal controls and other programs to comply with applicable requirements relating to financial accountability. The Audit Committee Chairman on behalf of the Audit Committee reviewed and approved independent auditors for the financial audits and tax returns.

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The Governance and Nominating Committee met formally once to date in 2024. The Governance and Nominating Committee takes the lead in developing and implementing policies that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its stockholders, identify individuals qualified to become members of the Board of Directors, and develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company. During its meetings, after receiving the Company’s routine compliance reports, the Governance and Nominating Committee reviewed compliance by KindlyMD and its personnel, including executive officers and directors, with applicable regulatory requirements as well as the Company’s own compliance policies, and compared its established policies and procedures for compliance with current applicable laws and regulations, under the guidance of corporate counsel, as needed.

The Governance and Nominating Committee will consider nominees recommended by stockholders. In accordance with the Company’s Bylaws, stockholders’ nominations for election as directors must be submitted in writing to the Company at its principal offices not less than 30 days prior to the Annual Meeting at which the election is to be held (or if less than 40 days’ notice of the date of the Annual Meeting is given or made to stockholders, not later than the tenth day following the date on which the notice of the Annual Meeting was mailed).

When considering candidates for directors, the Governance and Nominating Committee takes into account a number of factors, including the following:

●	judgment, skill, integrity and reputation;

●	whether the candidate has relevant business experience;

●	whether the candidate has achieved a high level of professional accomplishment;

●	independence from management under both Nasdaq and Securities and Exchange Commission definitions;

●	existing commitments to other businesses;

●	potential conflicts of interest with other pursuits;

●	corporate governance background and experience;

●	financial and accounting background that would permit the candidate to serve effectively on the Audit Committee; and

●	size, composition, and experience of the existing Board of Directors.

When considering director candidates, the committee looks for diversity in experience, education, knowledge of industry and geography that when taken in the aggregate of all directors provides a robust scope of understanding of the functional and strategic challenges that the Company faces.

The committee will consider candidates for directors suggested by stockholders using the same considerations. Stockholders wishing to suggest a candidate for director should write to Governance and Nominating Committee, Kindly MD, Inc., 5097 South 900 East Suite 100, Salt Lake City, Utah, 84117 and include:

●	a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

●	the name of and contact information for the candidate;

●	a statement that the candidate is willing to be considered and would serve as a director if elected;

●	a statement of the candidate’s business and educational experience preferably in the form of a resume or curriculum vitae;

●	information regarding each of the factors identified above, other than facts regarding the existing Board of Directors, that would enable the committee to evaluate the candidate;

●	a statement detailing any relationship between the candidate and any customer, supplier, or competitor of the Company;

●	detailed information about any relationship or understanding between the stockholder and the proposed candidate; and

●	confirmation of the candidate’s willingness to sign the Company’s code of ethics and other restrictive covenants and abide by all applicable laws and regulations.

Before nominating a sitting director for reelection at an annual meeting, the committee will consider:

●	the director’s performance on the Board of Directors and attendance at Board of Directors’ meetings; and

●	whether the director’s reelection would be consistent with the Company’s governance guidelines and ability to meet all applicable corporate governance requirements.

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When seeking candidates for director, the committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of the candidates, the committee will interview that candidate if it believes the candidate might be suitable for a position on the Board of Directors. The committee may also ask the candidate to meet with management. If the committee believes the candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board of Directors that candidate’s nomination.

The Compensation Committee consulted by telephone and met formally once in 2024, to review management performance relative to objectives, recommend compensation and develop compensation strategies and alternatives throughout the Company, including those discussed in the Compensation Discussion and Analysis section of this Proxy Statement. The deliberations culminated in recommendations ratified at the August, 2024 Board of Directors’ meeting. None of the members of the Compensation Committee or executive management has engaged a compensation consultant within the past five years.

The policy of the Company is that each member of the Board of Directors is encouraged, but not required, to attend the Annual Meeting. All five directors will attend the 2024 Annual Meeting in Salt Lake City

Stockholder Communications with Directors

KindlyMD stockholders who wish to communicate with the Board, any of its committees, or with any individual director may write to the Company at 5097 South 900 East Suite 100, Salt Lake City, Utah, 84117. Such letter should confirm that it is from a KindlyMD stockholder. Depending upon the subject matter, management will:

●	forward the communication to the director, directors, or committee to whom it is addressed;

●	attempt to handle the inquiry directly if it is a request for information about Kindly MD or other matter appropriately dealt with by management; or

●	not forward the communication if it is primarily commercial in nature, or if it relates to an improper or irrelevant topic.

At each Board of Directors’ meeting, a member of management presents a summary of communications received since the last meeting that were not forwarded to the directors and makes those communications available to the directors on request.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the CD&A with KindlyMD management. Based on that review, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s annual report on Form 10-K and this Proxy Statement.

Submitted by the Compensation Committee: August 28, 2024

Report of the Audit Committee

The present Audit Committee of the Board of Directors is composed of three independent outside directors, who are independent as defined in Nasdaq Stock Market Rule 5605(a)(2) and under Rule 10A-3(b)(1) adopted pursuant to the Securities Exchange Act of 1934 and comprise a majority of the Board of Directors. The Audit Committee charter is available at https://investors.kindlymd.com. Christian Robinson is the Board of Directors’ designated Audit Committee Chairman and Financial Expert consistent with The Sarbanes-Oxley Act of 2002.

The Audit Committee oversees the financial reporting and internal controls processes for KindlyMD on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the quarterly and annual financial statements included in the Annual Report to Stockholders and reports filed with the Securities and Exchange Commission.

The Audit Committee was formally formed on May 31, 2024. to review the quarterly financial reports and the quarterly reviews by the Company’s independent lead auditors, Sadler, Gibb & Associates, as well as the year 2023 annual financial audit by Sadler, Gibb & Associates. In accordance with Statement on Auditing Standards No. 61, discussions were held with management and the independent auditors as needed regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures, the underlying estimates and assumptions used in the financial reporting and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 and The Sarbanes-Oxley Act of 2002.

The Audit Committee has also met with Company management and its independent auditors and discussed issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, the openness and honesty of management, auditor verification of information provided by management, quality control procedures used by auditors in performing the independent audit and any possible conflicts of interest. The Committee elicited recommendations for improving KindlyMD’s internal control procedures.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee: August 28, 2024

12

PROPOSAL NO 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee selected, and the Board of Directors ratified, the engagement of Sadler, Gibb & Associates as the Company’s auditor and independent registered public accounting firm for the year-ended December 31, 2023. The Audit Committee has determined to appoint Sadler, Gibb & Associates as the Company’s principal auditor and independent registered public accounting firm again for the year ending December 31, 2024, contingent on acceptable terms of engagement including schedule and fee agreement.

If the selection of the independent registered public accounting firm is not ratified by stockholders, the Audit Committee will reconsider its selection. Even if the selection is ratified by stockholders, the Audit Committee, in its discretion, may determine to appoint a different independent lead registered public accounting firm if the Audit Committee believes that it would be in the best interest of the Company and its stockholders.

Representatives of Sadler, Gibb & Associates are likely to be present at the Annual Meeting and can make a statement if they desire to do so as well as respond to stockholder questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES AS ITS PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR YEAR ENDING 2024.

Fees billed by the Principal and Other Accounting Firms

The following table shows the fees billed for the applicable prior year audits of the Company’s consolidated financial statements and for other services rendered by accountants in the years 2023 and 2022.

Lead Audit Firm	2023	2022	Other Accounting Firms	2023	2022
Audit Fees	$75,404	$58,500	Audit Fees	$0	$0
Audit-Related Fees	$0	$0	Audit-Related Fees	$28,400	$0
Tax Fees	$0	$0	Tax Fees	$4,295	$8,380
Total:	$75,404	$58,500	Total	$32,695	$8,380

The aggregate total of accounting fees (audit and tax) was $108,099 in 2023 compared to $66,880 in 2022.

Audit Fees. Fees for professional services rendered for the audit of the Company’s annual financial statements. The lead audit firm in both 2023 and 2022 was Sadler, Gibb & Associates. The 2023 aggregated audit (and audit-related) fee total was $103,804 compared to $58,500 in 2022.

Audit-Related Fees. Fees for due diligence in connection with acquisitions and related accounting consultations, travel expenses, compliance with financing arrangements and attest services that were not required by statute or regulation. For the Lead Audit Firm, these fees included reviews of the financials included in KindlyMD’s quarterly reports on Form 10-Q and related regulatory reviews.

Tax Fees. Fees for tax filing, preparation and tax advisory services. The 2023 aggregated tax fee total was $4,295 compared to $8,380 in 2022. In both 2023 and 2022, independent firms prepared the tax returns and provided additional consulting required for state and federal compliance.

Audit Committee Policy and Approval

The engagements of KindlyMD auditors to perform the above-described services were made by the Audit Committee. This includes independent auditor firms other than Sadler, Gibb & Associates that were required for financial audits of KindlyMD, the completion of tax returns for KindlyMD and statutory audits of the Company’s employee benefits plans. The policy of the Audit Committee is to require that all services performed by independent auditors be pre-approved by the Audit Committee Chairman before services are performed.

Auditor Independence

The Audit Committee has considered whether the provision of the services rendered for non-audit matters is compatible with maintaining auditor independence and concluded that auditor independence was not impaired by performing such work for the Company, where applicable.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 08, 2024

This proxy statement and the 2023 Annual Report to stockholders are available at https://investors.kindlymd.com /.

STOCKHOLDER PROPOSALS

It is anticipated that the next Annual Meeting of Stockholders will be held during September 2025. In accordance with SEC Rule 14a-8 and the advance notice requirements of KindlyMD’s Bylaws, stockholders may present proposals for inclusion in the Proxy Statement to be mailed in connection with the 2025 Annual Meeting of Stockholders of the Company, provided such proposals are received by the Company no later than May 1, 2025, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the Articles of Incorporation and Bylaws of the Company.

13

MISCELLANEOUS

Other Business

There is no business other than that referred to in the Notice that may be considered at the Annual Meeting.

In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign and return it promptly in the envelope provided. Whether or not you sign a proxy, KindlyMD encourages you to attend the meeting.

By Order of the Board of Directors,
KINDLY MD, INC.

/s/ Tim Pickett

Salt Lake City, Utah
Tim Pickett
September 17, 2024
Chairman and CEO

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CONTROL #

VOTE BY MAIL
Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

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Mark, sign and date your proxy card and return it to 646-536-3179.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting to be held on November 8, 2024 at 8:30 a.m. (Mountain Time) at 5097 South 900 East, Suite 100, Salt Lake City, Utah, 84117.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders Proxy Card — Kindly MD, Inc.

NOVEMBER 8, 2024 AT 8:30 A.M. MOUNTAIN TIME

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL" IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

1. Election of Directors.

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Tim Pickett 02 Adam Cox 03 Amy Powell
04 Christian Robinson 05 Gary Seelhorst

☐ FOR ☐ AGAINST ☐ ABSTAIN

Note: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Date	**Signature**	**Signature, if held jointly**
____________________	______________________________	______________________________

Note: Please sign exactly as your name or names appear on this Proxy. If Shares are held jointly, each holder should sign. When signing as a executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

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* SPECIMEN * AC:ACCT9999 90.00

KINDLY MD, INC.

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of KINDLY MD, INC., a Utah corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around September 17, 2024, and hereby appoints Tim Pickett proxy and attorney-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2024 annual Meeting of Stockholders of the Company, to be held on November 8, 2024 at 8:30 a.m. (Mountain Time) at 5097 South 900 East, Suite 100, Salt Lake City, Utah, 84117, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For All" In Proposal 1 and "For" Proposal 2, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

Electronic Delivery of Future Proxy Materials

If you would like to reduce the costs incurred by Kindly MD, Inc. in mailing materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please provide your email address below and check here to indicate you consent to receive or access proxy materials electronically in future years.

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